UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 2005

                           HIGHRIVER ACQUISITION CORP.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of Incorporation)

       000-50942                                          None
(Commission File Number)                 (I.R.S. Employer Identification Number)


            P.O. Box 42198
           c/o William Tay
      Philadelphia, Pennsylvania                         19101
(Address of principal executive offices)               (Zip Code)

                                 (215) 359-2163
              (Registrant's telephone number, including area code)

                          11863 Wimbledon Circle, #418
                              Wellington, FL 33414
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 3.02 - Unregistered Sales of Equity Securities

   On February 23, 2005, the Board of Directors of Highriver Acquisition Corp. (the "Company") approved the issuance of 11,500,000 restricted shares of the Company's $.001 par value Common Stock. The shares were issued to retain the services of William Tay as CEO and President of the Company and were deemed fully paid and non-assessable on that date. The issuance was carried out in a private transaction pursuant to an exemption provided by Section 4(2) of the Securities Act of 1933.

Item 5.01 - Changes in Control of Registrant

   After the stock issuance as referenced in Item 3.02 above, Mr. Tay currently owns 11,500,000 shares, or 98.7%, of the Company's 11,648,000 common shares issued and outstanding.

   In connection with this change in control, the Company's new mailing address will be: c/o William Tay, P.O. Box 42198, Philadelphia, Pennsylvania 19101.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

   On February 23, 2005 Soloman Lam, the Company's Director and the sole Officer, appointed William Tay as an additional Director. Immediately after such appointment, Mr. Lam tendered his resignation, which the Company then accepted, leaving Mr. Tay to serve as the Company's sole Officer and Director.

   Mr. Lam's resignation was in no way connected to a disagreement with the Company regarding operations, policies or practices.

   The letter of resignation of Mr. Lam from all posts is attached hereto as
Exhibit 17.1.

   At the present time, the Company has no director's committees.

Item 9.01 - Financial Statements and Exhibits

Exhibit No.       Description
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17.1              Soloman Lam Resignation Letter














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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  HIGHRIVER ACQUISITION CORP.


                                                  By: /s/ William Tay
                                                      -------------------------
                                                      William Tay
                                                      President
Date:  February 25, 2005



















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